SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): April 1, 2003
                                                  -------------


                       TELAXIS COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)


  Massachusetts                       000-29053                 04-2751645
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(State or other jurisdiction        (Commission                (IRS employer
   of incorporation)                file number)            identification no.)


8000 Lee Highway, Falls Church, VA                                  22042
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(Address of principal executive offices)                          (Zip code)


Registrant's telephone number, including area code: (703) 205-0600
                                                    ----------------



              20 Industrial Drive East, South Deerfield, MA. 01373
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 1.  Changes in Control of Registrant.
         --------------------------------

     On April 1, 2003, we completed a strategic combination transaction (the "combination") with Young Design, Inc., a privately held Virginia corporation ("YDI"), pursuant to a definitive strategic combination agreement dated as of March 17, 2003. Pursuant to the terms of that agreement, we formed a subsidiary, WFWL Acquisition Subsidiary, that merged with and into YDI and we issued new shares of our common stock to the stockholders of YDI. Telaxis is the continuing corporation, and our stockholders will continue holding our common stock following the transaction.

     Formed in 1986, YDI is a supplier of high-speed license-free wireless data communication systems and offers technically advanced wireless voice and data communication equipment. YDI built its reputation on 2.4 GHz and 5.8 GHz extended range solutions. It has an extensive line of radios, wireless local area network (LAN) devices, wireless wide area network (WAN) systems, amplifiers, cables and antennas. YDI has manufactured and supplied equipment for thousands of wireless Internet service providers (WISPs) and businesses worldwide. YDI is also a source for Agere 802.11b Wi-Fi(TM) compatible wireless networking system products for small- and medium-sized original equipment manufacturers (OEM) in North America, Central America, South America, and the Caribbean region.

     In connection with the combination, each outstanding share of YDI common stock was converted into the right to receive 2.5 shares of our common stock. This exchange ratio was determined through arms-length negotiation between YDI and us. As a result, we issued 37,499,999 shares of our common stock to the two former stockholders of YDI. 20,663,267 shares were issued to Concorde Equity, LLC, and 16,836,732 shares were issued to Michael F. Young. Robert E. Fitzgerald, former Chief Executive Officer of YDI and our current Chief Executive Officer, owns over fifty percent of the equity interests of Concorde Equity, LLC and is President and Managing Member of that entity. Immediately after the closing of the transaction, we had 54,208,312 shares of our common stock outstanding, and YDI is now our wholly-owned subsidiary. Based on shares outstanding as of April 1, 2003, the two former YDI stockholders own approximately 69% of the combined company and the pre-transaction Telaxis stockholders own approximately 31% of the combined company.

     We have assumed each outstanding option to purchase shares of YDI common stock and converted them into options to purchase shares of our common stock. The exercise price and number of shares obtainable upon exercise of each such option was adjusted based on the exchange ratio. As a result, we assumed options to purchase a total of 1,778,750 shares of our common stock, each with an exercise price of $.40 per share. Included in this number are options to purchase 165,000 shares of our common stock held by Mr. Fitzgerald and options to purchase 135,000 shares of our common stock held by Mr. Young.

     The combined company will be headquartered in YDI's current Falls Church, Virginia facilities and will initially have approximately 95 employees. Sales offices will be located in YDI's current Falls Church and Sunnyvale, California locations. Another sales office may be opened in Telaxis' leased facility near Dallas, Texas, which was previously vacated as part of a restructuring plan. Telaxis' South Deerfield, Massachusetts operation will be the product and technology development center for the combined company.

     We voluntarily de-listed our common stock from the Nasdaq SmallCap Market at the close of markets on March 31, 2003. Our common stock is now quoted for trading on the Over-the-Counter Bulletin Board.

     This description of the definitive agreement and the related transactions is not complete and is qualified in its entirety by reference to the definitive agreement and other transaction documents, copies of which were previously filed with the Securities and Exchange Commission as exhibits to the Form 8-K we filed on March 20, 2003. A copy of the joint press release issued by us and YDI on April 1, 2003 is filed as Exhibit 99.1 and is incorporated by reference.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

     See Item 1 above.

Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

     On April 2, 2003, PricewaterhouseCoopers LLP resigned as our independent auditor following the change of control described in Item 1 above. The reports of PricewaterhouseCoopers LLP on the financial statements of Telaxis Communications Corporation for the years ended December 31, 2001 and 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or application of accounting principles. During the years ended December 31, 2001 and 2002 and through April 2, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the

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


satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such years, and there were no "reportable events" as described in Item 304 of Regulation S-K. Telaxis has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated April 7, 2003 is filed as Exhibit 16.1 to this Form 8-K.

     We are in the process of engaging new independent auditors.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

          (a) Financial statements of businesses acquired.

     We intend to file an amendment to this current report on Form 8-K to provide the financial statements of YDI required under this Item 7(a) within 60 days of the date by which this Form 8-K is required to be filed.

          (b) Pro forma financial information.

     We intend to file an amendment to this current report on Form 8-K to provide the pro forma financial statements required under this Item 7(b) within 60 days of the date by which this Form 8-K is required to be filed.

          (c) Exhibits

         Number                         Title
         ------                         -----

          16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated April 7, 2003.

          99.1 Joint Press Release of Telaxis Communications Corporation and Young Design, Inc., dated April 1, 2003.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TELAXIS COMMUNICATIONS CORPORATION


Dated: April 8, 2003                        By: /s/ Robert E. Fitzgerald
                                               ---------------------------------
                                               Robert E. Fitzgerald
                                               Chief Executive Officer


                                  EXHIBIT INDEX


         Number                              Title
         ------                              -----

          16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated April 7, 2003.

          99.1 Joint Press Release of Telaxis Communications Corporation and Young Design, Inc., dated April 1, 2003.

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